UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2004

CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

CHS Inc. (CHS or the Company) has realigned its business organization to consist of four operating divisions: Processing, Ag Business, Energy and Business Solutions. The Company also has two supporting divisions, Finance and Shared Services.

CHS has named Jay Debertin, as a new Executive Vice President and Chief Operating Officer with responsibility for the Company’s oilseed processing, wheat milling and Ventura Foods, LLC. CHS owns 50 percent of Ventura Foods, the nation’s largest manufacturer and packager of vegetable oil-based foods products. Mr. Debertin joined the company in 1984 and has held a variety of positions in its energy operations. In 1998, he was named Vice President, Raw Material Supply, and was located in the Company’s Denver, Colorado office. In 2001, he became Senior Vice President, Energy, with responsibilities including raw material supply, refining, pipelines and terminals, trading and risk management, and transportation. Mr. Debertin serves on the boards of directors of the National Cooperative Refinery Association and Ventura Foods, LLC. He earned a Bachelor’s degree in Economics from the University of North Dakota in 1982 and a Master’s of Business Administration degree from The University of Wisconsin – Madison in 1984.

Further, the responsibilities of the current five Executive Vice Presidents of the Company will be as follows:

Mark Palmquist is named Executive Vice President and Chief Operating Officer, Ag Business, responsible for grain marketing, CHS country operations, consisting of local retail businesses, animal nutrition and sunflower products; as well as its relationship with Agriliance, LLC. Agriliance is North America’s leading distributor of crop input products, of which CHS owns 50 percent.

Leon Westbrock assumes the role of Executive Vice President and Chief Operating Officer, Energy, with leadership of the company’s refined fuels, propane and lubricants business, along with related transportation, sales and marketing functions.

Thomas Larson becomes Executive Vice President, Business Solutions, with an emphasis on programs and products that support the success of member cooperatives and other agribusinesses, as well as producers. His responsibilities include Ag States Agency, Country Hedging, LLC, and a wide range of financial services, along with member services, communications, public and governmental affairs and the CHS Foundation.

John Schmitz continues as Executive Vice President and chief financial officer, responsible for legal, risk management, finance, accounting and internal audit functions.

Patrick Kluempke remains Executive Vice President, Shared Services, leading corporate planning, human resources, information technology, building and office services. In addition, Kluempke assumes responsibility for the company’s Mexican foods business.

The six Executive Vice Presidents will report to John Johnson, President and Chief Executive Officer. The changes are effective January 1, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

December 17, 2004	By:	/s/ David A. Kastelic

Name: David A. Kastelic
Title: Senior Vice President and General Counsel